Exhibit 10.13

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT NO. 1 TO THE LICENSE AGREEMENT

This Amendment No. 1 (the “Amendment”) effective as of May 27, 2025 (the “Amendment Effective Date”) to the License Agreement dated October 30, 2024 (the “Agreement”) is made by and between Jade Biosciences, Inc. (“Jade”) and Paragon Therapeutics, Inc. (“Paragon”). Jade and Paragon are referred to collectively as the “Parties” and individually as a “Party.”

WHEREAS, Jade and Paragon entered into the Agreement;

WHEREAS, Jade and Paragon desire to amend Exhibit C of the Agreement to specify the Designated Multispecific Antibodies;

NOW THEREFORE, in consideration of the above provisions and the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Jade and Paragon agree as follows:

1.
Exhibit C. Exhibit C is hereby amended to include the following:

Lead compound: [***]

Backup compound: [***]

2.
This Amendment and the Agreement contain the entire understanding between the Parties and supersede any and all prior agreements, understandings and arrangements whether written or oral between the Parties with respect to the matters contained in the Agreement and this Amendment. No amendments, changes, modifications or alterations of the terms and conditions of this Amendment shall be binding upon any Party, unless provided in writing and signed by an authorized representative of each Party.

3.
All terms and conditions of the Agreement not changed by this Amendment shall remain in full force and effect. Capitalized terms used but not defined in this Amendment will have the meanings ascribed to them in the Agreement.

4.
Signatures on this Amendment may be communicated by e-mail transmission and shall be binding upon the Parties upon receipt by transmitting the same by e-mail, which signatures shall be deemed originals. If executed in counterparts, the Amendment shall be effective as if simultaneously executed.

[Signature page follows.]

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,
MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

In witness whereof, the parties hereto, intending legally to be bound hereby, have each caused this Amendment to be executed by their duly authorized representatives effective as of the Amendment Effective Date.

JADE BIOSCIENCES, INC. PARAGON THERAPEUTICS, INC.

By: /s/ Tom Frohlich By: /s/ Susanna High

Name: Tom Frohlich Name: Susanna High

Title: Chief Executive Officer Title: Chief Executive Officer

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